SUPPLEMENT TO THE PROSPECTUSES OF
WELLS FARGO INSTITUTIONAL MONEY MARKET FUNDS
For the Wells Fargo Cash Investment Money Market Fund
 Wells Fargo Heritage Money Market Fund
 (the "Funds")

At a meeting held August 14-15, 2018, the Board of Trustees of the Funds approved the following change effective September 4, 2018.

I. Pricing Fund Shares Changes - The table in the section entitled "Pricing Fund Shares" is revised for the Funds. The calculation of the net asset value for the Funds at 5:00p.m. (Eastern Time) has been discontinued.

August 16, 2018	MMA088/P1203SP